                          COMPASS CAPITAL FUNDS /SM/


                    THE BOND PORTFOLIOS/INSTITUTIONAL CLASS
                   THE EQUITY PORTFOLIOS/INSTITUTIONAL CLASS

                       SUPPLEMENT TO PROSPECTUSES DATED
                                JANUARY 1, 1997


The following paragraph has been added after the last paragraph in the section entitled "How Are Shares Purchased And Redeemed?":

        Shares of the Portfolios may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.


This Supplement is dated January 21, 1997.